SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): January 24, 2011


                               IMAGINE MEDIA, LTD.
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             (Exact name of Registrant as specified in its charter)


     Delaware                       333-145999                 26-0731818
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                            7750 N. Union Blvd., #201
                           Colorado Springs, CO 80920
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          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (719) 266-4554



                                       N/A
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          (Former name or former address if changed since last report)
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Item 8.01   Other Events

      On January 24, 2011 the Company and JAKK'D Holdings, LLC agreed to terminate the agreement providing for the acquisition of JAKK'D Holdings, LLC by the Company.

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                                         SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 31, 2011.

                                 IMAGINE MEDIA, LTD.



                                 By:  /s/ Greg Bloom
                                      ----------------------------------
                                      Greg Bloom, President



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